UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 7, 2005
                                                      ------------

                            Presidential Realty Corporation
------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


       DELAWARE                      1-8594                   13-1954619
       ---------                     -------                  -----------
   (State or other            (Commission File Number)     (I.R.S. Employer
   jurisdiction of                                       Identification Number)
   incorporation)

   180 South Broadway, White Plains, New York                     10605
   ------------------------------------------                     ------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code            (914) 948-1300
                                                               --------------



                            No change since last Report
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

On July 7, 2005 Presidential Realty Corporation ("Presidential" or the "Company") made a $9,500,000 mezzanine loan (the "Loan") to an affiliate of The Lightstone Group ("Lightstone"). The Loan is secured by the ownership interests in the entities owning the Macon Mall, an enclosed two-story regional mall located in Macon, Georgia with 764,208 square feet of rentable area (and an additional 682,160 square feet of department store space in the mall area owned by four department stores), and the Burlington Mall, an enclosed single story regional mall located in Burlington, North Carolina with 416,442 square feet of rentable area (the "Properties"). The Loan has a term of 10 years, bears interest at the rate of 11% per annum and is prepayable (along with a 3% exit fee) upon repayment of the first mortgage covering the Properties or certain changes of control of Presidential. The borrower is not personally liable for repayment of the Loan except for losses resulting from certain enumerated fraudulent acts.

In connection with the Loan, Presidential obtained a 29% ownership interest in the companies owning the Properties.

The Properties are subject to a first mortgage loan from Wachovia Bank, National Association in the original principal amount of $158,850,000. The Wachovia loan is due on July 6, 2015 and bears interest at the rate of 5.78% per annum. The Wachovia loan is not prepayable.

Over the past six years, Presidential has made seven other loans to or investments in entities that are controlled by David Lichtenstein, the principal of Lightstone, including $10,038,410 made in September of 2004 relating to five regional shopping mall properties and $7,500,000 made in December of 2004 relating to two other regional shopping mall properties. The other loans outstanding from Lightstone have an outstanding principal balance of $9,875,000. All loans and investments with Lightstone are in good standing as of the date hereof.

ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

  (c)  Exhibits. Company's Press Release dated July 8, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 11, 2005                      PRESIDENTIAL REALTY CORPORATION



                                          By:/s/ Jeffrey F. Joseph
                                            ----------------------
                                              Jeffrey F. Joseph
                                              President